                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                           DATE OF REPORT: April 13, 1999
                          (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


        NEVADA                          0-23553                  36-4010347
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation or                                         Identification No.)
 organization)

     7327 OAK RIDGE HIGHWAY, SUITE B
     KNOXVILLE, TENNESSEE                                      37931
     (Address of principal executive offices)                  (Zip Code)

                                   (423) 769-4011
                (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS.

          Photogen Technologies, Inc. (the "Company") issued a press release announcing, among other things, that the Company has discovered that a chemical compound already used for a variety of purposes may be used as a radiosensitizer, a photoactive drug with the potential to interact with x-ray energy to destroy abnormal cells. The discovery was made with the assistance of Dr. Gerald Wolf, Director of the Center for Imaging and Pharmaceutical Research at Massachusetts General Hospital. The Company's Press Release dated April 13, 1999 is filed as Exhibit 99 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated April 13, 1999, announcing, among other things, the Company's discovery of the use of a chemical as a radiosensitizer.


                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Photogen Technologies, Inc.



                                        By: /s/ John Smolik
                                            -----------------------------
                                            John Smolik, President
Date:     April 27, 1999

                                   EXHIBIT INDEX


Exhibit        Description
No.

99 Press release of the Company, dated April 13, 1999, announcing, among other things, the Company's discovery of the use of a chemical as a radiosensitizer.
